Exhibit 10.5
                         FOURTH AMENDMENT TO
                 AMENDED AND RESTATED LOAN AGREEMENT


       This Fourth Amendment to Amended and Restated Loan Agreement ("Amendment"), dated as of March 25, 2008 is between GULF LINE
TRANSPORT INC., an Indiana corporation ("Gulf Line"); FIVE STAR TRANSPORT, INC., an Indiana corporation ("Five Star"); CAM TRANSPORT, INC., an Indiana corporation ("CAM"); UNITY LOGISTIC SERVICES INC., an Indiana corporation ("Unity"); ERX, INC., an Indiana corporation ("ERX"); FRIENDLY TRANSPORT, INC., an Indiana corporation ("Friendly"); TRANSPORT LEASING, INC., an Arkansas corporation ("Transport Leasing"); HARBOR BRIDGE INTERMODAL, INC., an Indiana corporation ("Harbor"); PATRIOT LOGISTICS, INC., an Indiana corporation ("Patriot"); LIBERTY TRANSPORT, INC., an Indiana corporation ("Liberty"); KEYSTONE LINES CORPORATION, an Indiana corporation ("Keystone"), TC SERVICES, INC., a California corporation ("TC Services"); KEYSTONE LOGISTICS, INC., an Indiana corporation ("Keystone Logistics"); CAROLINA NATIONAL TRANSPORTATION LLC, an Indiana company ("Carolina National"); FREEDOM LOGISTICS, LLC, an Indiana company ("Freedom Logistics"); THUNDERBIRD LOGISTICS, LLC, an Indiana company ("Thunderbird Logistics"); THUNDERBIRD MOTOR EXPRESS, LLC, an Indiana company ("Thunderbird Motor"); and US 1 LOGISTICS, LLC, an Indiana company ("US 1 Logistics"). (Gulf Line, Five Star, CAM, Unity, ERX, Friendly, Transport Leasing, Harbor, Patriot, Liberty, Keystone, TC Services, Keystone Logistics, Carolina National, Freedom Logistics, Thunderbird Logistics, Thunderbird Motor, and US 1 Logistics are hereinafter each referred to each as a "Borrower Entity", and collectively as the "Borrower"); US 1 INDUSTRIES, INC., an Indiana corporation ("Guarantor"); and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("Lender"). Capitalized terms not defined herein have the meanings ascribed to them in the Existing Loan Agreement, as that term is defined herein.

PRELIMINARY STATEMENT:
       All Borrower Entities have previously entered into an Amended and Restated Loan Agreement with Lender dated as of March 10, 2005, as amended by (i) that certain Amendment to Amended and Restated Loan Agreement dated as of May 5, 2005, (ii) that certain Second Amendment to Amended and Restated Loan Agreement dated as of September 30, 2005, and (iii) that certain Third Amendment to Amended and Restated Loan Agreement dated July 12, 2007 (the Amended and Restated Loan Agreement as so amended, the "Existing Loan Agreement," and, as amended by this Amendment, the "Loan Agreement").

       Lender has agreed to amend the Existing Loan Agreement to do the following: (i) extend the Maturity Date from October 1, 2008 to October 1, 2010, (ii) release the Personal Guaranties of Michael Kibler and Harold Antonson, (iii) increase the maximum annual capital expenditures permitted from $150,000 to $300,000, and (iv) clarify the definition of Net Income to exclude earnings attributed to minority interests.

       NOW, THEREFORE, it is hereby agreed as follows:

1. Each of Borrowers and Guarantor represent and warrant that no Event of Default or Incipient Default exists or will occur as a result of the execution of and performance under this Amendment and that each of their representations and warranties set forth in the Loan Instruments (as the definition of that term is amended by this Amendment) is true and correct as of the date hereof, except to the extent that any such representations or warranties speak exclusively to an earlier date.

2. The following definitions in Section 1.1 of the Existing Loan
Agreement are amended and restated in their entirety as follows:

	"Net Income" shall have the meaning accorded to such term by GAAP, provided "Net Income" shall only include the earnings of a subsidiary of Guarantor or Borrower in an amount equal to such earnings multiplied by Guarantor's or such Borrower's percentage ownership of any such subsidiary.

	"Revolving Loan Maturity Date: the earlier of (i) October 1, 2010 or (ii) the date on which Borrower's Obligations are accelerated pursuant to the Loan Agreement."

	"Revolving Loan Note: the promissory note executed by Borrower payable to the order of Lender in the amount of the Revolving Loan Commitment, dated as of April 18, 2000, and as amended and restated as of June 9, 2000, December 7, 2000, October 15, 2001, May 1, 2002, August 1, 2002, March 21, 2003,
        October 1, 2003, July 12, 2007," and March 25, 2008.

3. Section 7.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

       "Section 7.6-Capital Expenditures. In any year, make or incur, any Capital Expenditures, other than Capital
       Expenditures, not in excess of the sum of $300,000".

4. Section 7.20 is hereby amended and restated in its entirety to read as follows:

       "Fail to maintain a minimum debt service ratio for Guarantor and its subsidiaries (on a consolidated basis) of 1.25:1 based on a rolling four (4) quarter average, to be calculated as follows: (1) the sum of: (i) Net Income before taxes, (ii) depreciation and amortization expense,
       (iii) interest expense, and (iv) rent and lease expense, less (v) taxes, distributions, and cash dividends paid
       (net of distributions and cash dividends paid to minority shareholders), divided by (2) the sum of: (i) current maturity of long term debt (including all payments with respect to the Permitted Subordinated Indebtedness, but only to the extent actually paid by Guarantor or any Borrowers),
       (ii) interest expense, and (iii) rent and lease expense.
       For the purposes of testing the minimum debt service ratio, "interest expense" in the denominator shall be defined as interest expense of Unsubordinated Indebtedness plus interest actually paid on Permitted Subordinated Indebtedness. For the purposes of testing the minimum debt service ratio, "rent and lease expense" shall mean all amounts payable to any landlords and lessors by any Borrower Entity for the use of any real or personal property."




5. US1 Industries, Inc. by its execution hereof hereby reaffirms its agreement to promptly pay when due all amounts due under the Revolving Loan Note and prompt performance and payment of all of Borrower's obligations under the Loan Agreement under the terms of the Corporate Guaranty. Lender hereby releases Michael Kibler and Harold Antonson from their Personal Guaranties, which shall be deemed cancelled and of no further force or effect as of the date hereof.

6. Simultaneously with the execution hereof, Borrowers and Guarantor shall deliver to Lender the following, duly executed by the parties thereto other than Lender:

(i) The Revolving Loan Note, dated as of March 25, 2008, in the form attached hereto as Exhibit A; and

(ii) A legal opinion from Borrower's counsel, Troutman
     Sanders, LLP, in a form reasonably satisfactory to Lender's counsel regarding the Borrower's and the Guarantor's authorization, execution and delivery of this Amendment, dated as of the date hereof, and the documents referenced herein to which Borrower and/or
     Guarantor are a party, and the incorporation or organization, as the case may be, and the good standing, of each Borrower and of the Guarantor as of the date hereof.

7. All references to the "Loan Agreement" and other terms defined in the Existing Loan Agreement shall be deemed to take account of the Existing Loan Agreement, as amended by this Amendment.

8. Borrower shall reimburse Lender for all of Lender's out-of-pocket costs related to the transaction contemplated herein, including without limitation public record searches ordered by Lender or its counsel and legal fees incurred by Lender in connection with the preparation of documents, due diligence review or closing regarding the transaction contemplated herein or the enforcement of the terms hereof or of any of the Loan Instruments.


9. From time to time, Borrowers and Guarantor shall execute and deliver to Lender such additional documents as Lender reasonably may require to carry out the purposes of this Amendment and the Loan Instruments and to protect Lender's rights hereunder and thereunder, and shall not take any action inconsistent with the purposes of the Loan Instruments.

10. Except as expressly amended hereby, the terms and conditions of the Existing Loan Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned Borrowers, Lender, and
Guarantor have signed this Amendment to Amended and Restated Loan
Agreement as of the date first above written.







GULF LINE TRANSPORT INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


FIVE STAR TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


CAM TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


UNITY LOGISTIC SERVICES INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


ERX, INC., an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


FRIENDLY TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________



TRANSPORT LEASING, INC.,
an Arkansas corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


HARBOR BRIDGE INTERMODAL, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


PATRIOT LOGISTICS, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


LIBERTY TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


KEYSTONE LINES CORPORATION,
an Indiana corporation

By: _____________________________

Name: ___________________________
Title: ____________________________


TC SERVICES, INC.,
a California corporation

By: _____________________________

Name: ___________________________

Title: ____________________________



KEYSTONE LOGISTICS, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


CAROLINA NATIONAL TRANSPORTATION LLC,
an Indiana Company

By: _____________________________

Name: ___________________________

Title: ____________________________


FREEDOM LOGISTICS, LLC,
an Indiana company

By: _____________________________

Name: ___________________________

Title: ____________________________


THUNDERBIRD LOGISTICS, LLC,
an Indiana company

By: _____________________________

Name: ___________________________

Title: ____________________________


THUNDERBIRD MOTOR EXPRESS, LLC,
an Indiana company

By: _____________________________

Name: ___________________________

Title: ____________________________


US 1 LOGISTICS, LLC,
an Indiana company

By: _____________________________

Name: ___________________________

Title: ____________________________


US 1 INDUSTRIES, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


U.S. BANK NATIONAL ASSOCIATION,
a national banking association

By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President











































                                  EXHIBIT A

                              REVOLVING LOAN NOTE

$15,000,000.00	                               Dated as of April 18, 2000
Chicago, Illinois 	         Amended and Restated as of June 12, 2000
	              Further Amended and Restated as of December 7, 2000 Further Amended and Restated as of October 15, 2001
                   	   Further Amended and Restated as of May 1, 2002
                	Further Amended and Restated as of August 1, 2002
               	        Further Amended and Restated as of March 21, 2003
             	       Further Amended and Restated as of October 1, 2003
               	         Further Amended and Restated as of July 12, 2007
                	Further Amended and Restated as of March 25, 2008

       FOR VALUE RECEIVED, the undersigned, GULF LINE TRANSPORT INC., an Indiana corporation ("Gulf Line"); FIVE STAR TRANSPORT, INC., an Indiana corporation ("Five Star"); CAM TRANSPORT, INC., an Indiana corporation ("Cam"); UNITY LOGISTIC SERVICES INC., an Indiana corporation ("Unity"); ERX, INC., an Indiana corporation ("ERX"); FRIENDLY TRANSPORT, INC., an Indiana corporation ("Friendly");
TRANSPORT LEASING, INC., an Arkansas corporation ("Transport
Leasing"); TRANSPORT LOGISTICS, LLC, an Arkansas limited liability company ("Transport Logistics"); HARBOR BRIDGE INTERMODAL, INC. ("Harbor"); PATRIOT LOGISTICS, INC., an Indiana corporation
("Patriot"); LIBERTY TRANSPORT, INC., an Indiana corporation ("Liberty"); KEYSTONE LINES CORPORATION, an Indiana corporation ("Keystone"); TC SERVICES, INC., a California corporation ("TC Services"); KEYSTONE LOGISTICS, INC., an Indiana corporation
("Keystone Logistics"); CAROLINA NATIONAL TRANSPORTATION LLC, an Indiana Company ("Carolina National"); FREEDOM LOGISTICS, LLC, an Indiana company ("Freedom Logistics"); THUNDERBIRD LOGISTICS, LLC, an Indiana company ("Thunderbird Logistics"); THUNDERBIRD MOTOR EXPRESS, LLC, an Indiana company ("Thunderbird Motor"); and US 1 LOGISTICS, LLC, an Indiana company ("US 1 Logistics"); (Gulf Line, Five Star, Cam, Unity, ERX, Friendly, Transport Leasing, Transport Logistics, Harbor, Patriot, Liberty, Keystone, TC Services, Keystone Logistics, Carolina National, Freedom Logistics, Thunderbird Logistics, Thunderbird Motor, and US 1 Logistics, are hereinafter collectively referred to as "Maker"), hereby promise, jointly and severally, to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association, formerly known as FIRSTAR BANK N.A. ("Lender"), the principal sum of FIFTEEN MILLION AND NO/100ths DOLLARS ($15,000,000.00), or, if less, the aggregate unpaid amount of the Revolving Loan made by Lender pursuant to and in accordance with the applicable provisions of that certain Amended and Restated Loan Agreement dated March 10, 2005, and amended as of May 5, 2005, September 30, 2005, and as of the date hereof (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement") between Maker, US 1 INDUSTRIES, INC., an Indiana corporation ("Guarantor"), and Lender, at the office of Lender at 209 S. LaSalle St., Suite 410, Chicago, Illinois 60604, or at such other place as the holder hereof may appoint, plus interest thereon as set forth below.

       This Revolving Loan Note is delivered by Maker to Lender pursuant to and in accordance with the applicable provisions of the Loan
Agreement. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

       The Principal Balance of this Revolving Loan Note shall be due and payable in full on the Revolving Loan Maturity Date and shall bear interest at the per annum rate of interest set forth in subsection
2.3.1 of the Loan Agreement.

       Accrued and unpaid interest on, and the Principal Balance of, this Revolving Loan Note shall be paid in the manner set forth in Section 2.4 of the Loan Agreement.

       Interest shall be: (i) computed on the basis of a year consisting of 360 days and (ii) charged for the actual number of days during the period for which interest is being charged.

       During a Default Rate Period, the Principal Balance of this Revolving Loan Note shall bear interest at the Default Rate, which interest at such Default Rate shall be paid by Maker to Lender immediately upon demand.

       Subject to the provisions of Section 8.2 of the Loan Agreement, at the election of the holder hereof, upon the occurrence of an Event of Default, without further notice or demand, the Principal Balance of this Revolving Loan Note, and all accrued and unpaid interest thereon, shall be and become immediately due and payable in full. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default, and such failure shall not be deemed to establish a custom or course of dealing or performance between Maker and Lender.

       This Revolving Loan Note may be prepaid, in whole or in part, without penalty and in accordance with the terms and conditions of the Loan Agreement applicable thereto.

       All funds received by Lender during the existence of an Event of Default shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       All payments to be made by Maker pursuant to this Note shall be made in accordance with the instructions therefor set forth in the Loan Agreement. Payment shall not be deemed to have been received by Lender until Lender is in receipt of Good Funds.

       Notwithstanding any provision to the contrary contained herein or in any other Loan Instrument, Lender shall not collect a rate of interest on any obligation or liability due and owing by Maker in excess of the maximum contract rate of interest permitted by applicable law ("Excess Interest"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Revolving Loan Note or any other Loan Instrument, then in such event (i) Maker shall not be obligated to pay such Excess Interest, (ii) any Excess Interest collected by Lender shall be, (A) if any Event of Default exists and is continuing, applied to the Principal Balance or to accrued and unpaid interest not in excess of the maximum rate permitted by applicable law or (B) if no Event of Default exists and is continuing, refunded to the payor thereof, (iii) the interest rates provided for herein (collectively the "Stated Rate") shall be automatically reduced to the maximum rate allowed from time to time under applicable law (the "Maximum Rate") and this Revolving Loan Note and the other Loan Instruments, as applicable, shall be deemed to have been, and shall be, modified to reflect such reduction, and (iv) Maker shall not have any action against Lender for any damages arising out of the payment or collection of such Excess Interest; provided, however, that if at any time thereafter the Stated Rate is less than the Maximum Rate, Maker shall, to the extent permitted by law, continue to pay interest at the Maximum Rate until such time as the total interest received by Lender is equal to the total interest which Lender would have received had the Stated Rate been (but for the operation of this provision) the interest rate payable. Thereafter, the interest rate payable shall be the Stated Rate unless and until the Stated Rate again exceeds the Maximum Rate, in which event the provisions contained in this paragraph again shall apply.

       If any suit or action is instituted or attorneys are employed to collect this Revolving Loan Note or any part thereof, Maker promises and agrees, jointly and severally, to pay all costs of collection, including all court costs and reasonable attorneys' fees.

       Maker hereby waives presentment for payment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Revolving Loan Note, and expressly agrees that this Revolving Loan
Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of Maker hereunder or any guarantor hereof.

       This Revolving Loan Note shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to the conflict of laws principles thereof. All funds disbursed to or for the benefit of Maker will be deemed to have been disbursed in Chicago, Illinois.

       Maker hereby agrees that all actions or proceedings initiated by any Maker and arising directly or indirectly out of this Revolving Loan Note shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Maker hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be made by registered or certified mail addressed to Maker at the address to which notices are to be sent pursuant to Section 10.1 of the Loan Agreement. Maker waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois, Eastern Division, is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should any Maker, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Maker shall be deemed in default and an order and/or judgment may be entered by the court against Maker as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Maker set forth in this paragraph shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Maker hereby waives the right to collaterally attack any such judgment or action.

       Maker acknowledges and agrees that any controversy which may arise under this Revolving Loan Note would be based upon difficult and complex issues and, therefore, Maker agrees that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       This Revolving Loan Note may not be changed or amended orally, but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

       This Revolving Loan Note shall be binding upon Maker and upon Maker's successors and assigns, and shall inure to the benefit of the successors and permitted assigns of Lender. If more than one party shall sign this Revolving Loan Note as Maker, their obligations hereunder as Maker shall be joint and several.

       In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or any Governmental Body, this Revolving Loan Note shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       Time for the performance of Maker's obligations under this Revolving Loan Note is of the essence.

       This Revolving Loan Note is entitled to the benefit of certain collateral security, all as more fully set forth in the Loan
Agreement.

       This Revolving Loan Note amends, restates in its entirety, and supercedes a Revolving Loan Note dated October 1, 2003, which amended and restated a Revolving Loan Note in the principal face amount of $10,000,000 dated March 21, 2003, which amended and restated a Revolving Loan Note dated August 1, 2002 in the principal face amount of $8,500,000, which amended and restated a Revolving Loan Note dated
May 1, 2002, in the principal face amount of $7,000,000, which amended and restated a Revolving Loan Note dated October 15, 2001, in the principal face amount of $7,000,000, which amended and restated a Revolving Loan Note dated December 7, 2000, in the principal face amount of $5,500,000, which amended and restated a Revolving Loan
Note dated June 12, 2000, in the principal face amount of $3,500,000, which amended and restated a Revolving Loan Note dated April 18, 2000, in the principal face amount of $2,000,000, made by Maker and payable to Lender.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]












IN WITNESS WHEREOF, this Revolving Loan Note has been executed and delivered by Maker by its duly authorized officer on the date first set forth above.


GULF LINE TRANSPORT INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


FIVE STAR TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


CAM TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


UNITY LOGISTIC SERVICES INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


ERX, INC., an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________







FRIENDLY TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


TRANSPORT LEASING, INC.,
an Arkansas corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


HARBOR BRIDGE INTERMODAL, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


PATRIOT LOGISTICS, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


LIBERTY TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


KEYSTONE LINES CORPORATION,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


TC SERVICES, INC.,
a California corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


KEYSTONE LOGISTICS, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: ____________________________


CAROLINA NATIONAL TRANSPORTATION LLC,
an Indiana Company

By: _____________________________

Name: ___________________________

Title: ____________________________


FREEDOM LOGISTICS, LLC,
an Indiana company

By: _____________________________

Name: ___________________________

Title: ____________________________


THUNDERBIRD LOGISTICS, LLC,
an Indiana company

By: _____________________________

Name: ___________________________

Title: ____________________________


THUNDERBIRD MOTOR EXPRESS, LLC,
an Indiana company

By: _____________________________

Name: ___________________________

Title: ____________________________


US 1 LOGISTICS, LLC,
an Indiana company

By: _____________________________

Name: ___________________________

Title: ____________________________